SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  June 18, 2003
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-14556                 86-0786101
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)


                                 (623) 932-6200
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On June 18, 2003, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing the receipt of $2 million from its insurance company as a final settlement of all outstanding claims related to a fire at the Company's Goodyear, Arizona potato chip manufacturing plant on October 28, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1     Press Release of Poore Brothers, Inc., dated June 18, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 23, 2003                     POORE BROTHERS, INC.


                                        By: /s/ Thomas W. Freeze
                                            ------------------------------------
                                            Thomas W. Freeze
                                            Senior Vice President &
                                            Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------

    99.1                 Press Release, dated June 18, 2003